The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's February 21, 2013 CAGNY presentation and associated slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – page 1
2.	Core EPS – pages 2 through 4
3.	Free Cash Flow – page 4

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:
Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
OND 11	4%	0%	0%	4%
JFM 12	2%	1%	0%	3%
AMJ 12	-1%	4%	0%	3%
JAS 12	-4%	6%	0%	2%
OND 12	2%	1%	0%	3%
JFM 13 (Estimate)	3% to 4%	0%	0%	3% to 4%
FY 2013 (Estimate)	1% to 2%	2%	0%	3% to 4%

OND 2012	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	1%	1%	1%	3%
Grooming	-4%	3%	3%	2%
Health Care	3%	2%	-1%	4%
Fabric Care and Home Care	3%	0%	0%	3%
Baby Care and Family Care	4%	1%	0%	5%
*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding charges in FY 2013 and 2012 for incremental restructuring charges due to increased focus on productivity and cost savings, charges in FY 2013, 2012, and 2011 related to the European legal matters, the FY 2013 Venezuela balance sheet devaluation, the FY 2013 holding gain on the buyout of our Iberian joint venture partner, and FY 2012 impairment charges for goodwill and indefinite lived intangible assets.  We do not view these items to be part of our sustainable results.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The table below provides a reconciliation of diluted net earnings per share to Core EPS:

Fiscal Year Data:	FY 2013 (est.)	FY 2012

Diluted Net Earnings Per Share - Continuing Operations	$3.92 to $4.04	$3.12
Impairment Charges	-	$0.51
Venezuela Balance Sheet Devaluation Impacts	$0.09 to $0.07	-
Charges for European legal matters	-	$0.03
Incremental restructuring charges	$0.15	$0.20
Gain on buyout of Iberian JV	($0.21)	-
Rounding/Other Impacts	($0.01)	($0.01)
Core EPS	$3.94 to $4.04	$3.85
Core EPS Growth	2% to 5%

Quarter / Period Data:
	JFM 13 (est.)	JFM 12
Diluted Net Earnings Per Share	$0.80 to $0.88	$0.82
Snacks results of operations – Discontinued Operations	-	($0.01)
Diluted Net Earnings Per Share-Continuing Operations	$0.80 to $0.88	$0.81
Venezuela Balance Sheet Devaluation Impacts	$0.09 to $0.07	-
Impairment charges	-	$0.01
Incremental restructuring	0.01	$0.12
Core EPS	$0.90 to $0.96	$0.94
Core EPS Growth	-4% to +2%

	OND 12	OND 11
Diluted Net Earnings Per Share-Continuing Operations	$1.39	$0.56
Impairment charges	-	$0.50
Charges for European legal matters	-	$0.02
Gain on buyout of Iberian JV	($0.21)	-
Incremental restructuring	$0.05	$0.01
Rounding	($0.01)	-
Core EPS	$1.22	$1.09
Core EPS Growth	12%

	JAS 12	JAS 11
Diluted Net Earnings Per Share-Continuing Operations	$0.96	$1.01
Incremental restructuring	$0.09	-
Charges for European Legal Matters	$0.01	-
Core EPS	$1.06	$1.01
Core EPS Growth	5%

	AMJ 12	AMJ 11
Diluted Net Earnings Per Share	$1.24	$0.84
Gain from snacks divestiture	($0.48)	-
Snacks results of operations – Discontinued Operations	($0.02)	($0.02)
Diluted Net EPS - Continuing Operations	$0.74	$0.82
Incremental restructuring	$0.08	-
Core EPS	$0.82	$0.82
Core EPS Growth	0%

	JFM 12	JFM 11
Diluted Net Earnings Per Share	$0.82	$0.96
Snacks Results of Operations – Discontinued Operations	($0.01)	($0.02)
Diluted Net Earnings Per Share-Continuing Operations	$0.81	$0.94
Incremental restructuring	$0.12	-
Non-cash Impairment charges	$0.01	-
Core EPS	$0.94	$0.94
Core EPS Growth	0%

	OND 11	OND 10
Diluted Net Earnings Per Share-Continuing Operations	$0.56	$1.09
Impairment charges	$0.50	-
Charges for European legal matters	$0.02	$0.10
Settlement from U.S. tax litigation	-	($0.08)
Incremental restructuring	$0.01	-
Core EPS	$1.09	$1.11
Core EPS Growth	-2%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for the significant settlement from U.S. tax litigation is tax expense.

3. Free Cash Flow:
Free cash flow is defined as operating cash flow less capital spending.  We view free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow
Oct-Dec ‘12	$3,849	($724)	$3,125

2013 CAGNY

February 21, 2013

Forward Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue", "will likely results," and similar expressions. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include: (1) the ability to achieve business plans, including growing existing sales and volume profitably and maintaining and improving margins and market share, despite high levels of competitive activity, an increasingly volatile economic environment, lower than expected market growth rates, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus, and/or increasing competition from mid- and lower tier value products in both developed and developing markets; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, price controls, import restrictions, environmental and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage volatility in foreign exchange rates, as well as our debt and currency exposure (especially in certain countries with currency exchange controls, such as Venezuela, China, India and Argentina); (10) the ability to maintain our current credit rating and to manage fluctuations in interest rate, increases in pension and healthcare expense, and any significant credit or liquidity issues; (11) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to a wide variety of factors, including but not limited to, terrorist and other hostile activities, natural disasters and/or disruptions to credit markets, resulting from a global, regional or national credit crisis; (12) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (13) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (14) the ability to successfully manage increases in the prices of commodities, raw materials and energy, including the ability to offset these increases through pricing actions; (15) the ability to develop effective sales, advertising and marketing programs; (16) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (17) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks), the security over such systems and networks, and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Agenda

- Results & Outlook
- Growth & Productivity Strategy
- Q&A

Oct – Dec 12 (Q2 FY 13) Results

Organic Sales Growth


Organic sales growing 2% or more in all reporting segments
6%
5%
4%
3%
2%
1%
0%
4%
3%
3%
2%
3%
OND 11
JFM 12
AMJ 12
JAS 12
OND 12

Oct – Dec 12 (Q2 FY 13) Results

% of Global Sales In-Line or Growing Value Share


Intervention plans on key businesses are driving improved share results
70%
60%
50%
40%
30%
20%
10%
0%
OND 11
JFM 12
AMJ 12
JAS 12
OND 12

Market share data is value basis, constant currency through Dec '12

Oct – Dec 12 (Q2 FY 13) Results

Core EPS Growth


Results driven by top-of range sales growth & strong productivity savings
15.0%
10.0%
5.0%
0.0%
-5.0%
-2%
0%
0%
5%
12%
OND 11
JFM 12
AMJ 12
JAS 12
OND 12

* History adjusted for Snacks moving to Discontinued Operations.

Oct – Dec 12 (Q2 FY 13) Results

Cash

Free Cash Flow	$3.1B
Dividends	$1.6B
Share Repurchase	$1.4B
Value to Shareholders	$3.0B

FY 2013 Guidance

FY ‘13 Guidance

	FY ‘13
Organic Sales Growth	+3% to +4%
FX	-2%
All-In Sales Growth	+1% to +2%
Core EPS	$3.94 to $4.04
Core EPS Growth	+2% to +5%

Q3 FY 2013 Guidance

Q3 FY '13 Guidance

	FY '13
Organic Sales Growth	+3% to +4%
FX	Neutral
All-In Sales Growth	+3% to +4%
Core EPS	$0.90 to $0.96
Core EPS Growth	-4% to +2%

Q3 FY 2013 Guidance

FY'13 Returning Value to Shareholders

Dividends	>$6bn
Share Repurchase	$5 to 6bn
Value to Shareholders	$11 to $12bn
Shareholder Yield*	~5.5% to 6%

*Shareholder yield calculated based on market cap value of approximately $210 billion

Innovation

- Delight consumers
- Invent new businesses
- Create value with retail customers


Pampers

Innovation

Value Creation



NEW!
Gillette
Fusion
PROGLIDE
THINNER BLADES for INCREDIBLE COMFORT*
CINCINNATI BENGALS
LIMITED EDITION
NFL
1 RAZOR
2 CARTRIDGES
Tide
PODS
detergent + stain remover + brightener
spring meadow
1.44 kg (3.17 LB) 51 OZ
Crest
WHITE
FRESH MINT
VIBRATES AND POLISHES AWAY STAINS ON AND BETWEEN TEETH
3D WHITE
ADVANCED VIVID
Oral-B
Glide
ALCOHOL FREE
Crest
3D WHITE
MULTI-CARE WHITENING RINSE
SAME WHITENING INGREDIENT AS WHITESTRIPS
• SAFELY WHITENS TEETH
• KILLS BAD BREATH GERMS
• PROTECTS AGAINST STAINS
• NO BURN OF ALCOHOL
FRESH MINT
8 FL OZ (0.5 pt) 237 mL
Crest
3D WHITE
VIVID
WHITENS: CAN REMOVE UP TO 80% OF SURFACE STAINS IN 14 DAYS
ENAMEL SAFE WHITENING INGREDIENT
FLUORIDE TOOTHPASTE FOR CAVITY PROTECTION
85 mL
RADIANT MINT

Innovation

Unit Dose Segment

"One Tide POD outperforms the ***next 6 competitors... <u>combined</u>!"***


Tide
PODS
spring meadow





Innovation

Unit Dose Segment

"It Cleans, Lifts Stains, and Brightens: ***ALL YOU NEED****"*


NEW
3in1
ARIEL
PODS
1 CLEANS
2 LIFTS STAINS
3 BRIGHTENS
16

Innovation

Scent Beads Category

*"Keeps clothes fresh in your closet for **up to 12 weeks** – until you wear them."*


squeeze & sniff
Downy
UN STOPABLES
in-wash scent booster
375 g (13.2 OZ)



Innovation

Air Care

*"Works **anywhere in your home** to keep it **fresh and odor-free**"*


febreze
Stick&Refresh
Command 3M
STICKS AT THE SOURCE OF ODORS
SE COLLE LÀ OÙ IL Y A DES ODEURS
clean zest • zeste de propreté
pure refreshment • pure fraîcheur
fresh meadow • fraîcheur des prés
ADVANCED ODOR ELIMINATOR
ÉLIMINATEUR D'ODEURS DE POINTE
Air Freshener
Assainisseur d'air
5.5 mL (0.18 FL OZ LIQ.)
1 REUSABLE UNIT
1 SCENT REFILL
1 BASE RÉUTILISABLE / 1 RECHARGE PARFUMÉE
CAUTION:
EYE IRRITANT.
See caution on back.
ATTENTION : IRRITE LES YEUX.
Voir la mention Attention au dos.

Innovation

Surface Care

"Better Clean. Fresh Scent."



Swiffer
NOW WITH
GAIN
BETTER CLEAN*
FRESH SCENT
*vs. traditional methods.
WETJET
DUSTERS
SWEEPER
BETTER CLEAN*. FRESH SCENT.
*vs. traditional methods.

Innovation

Dish Care

*"Even removes **hidden grease** from your **dishwasher parts**"*


FAIRY
PLATINUM
ALL in ONE
even removes
hidden grease
from your dishwasher parts


OUR ULTIMATE CLEAN FOR DISHES -
EVEN HELPS KEEP DISHWASHER SPARKLING
• NO PRE-RINSE • FIGHTS GREASE • RINSE AID ACTION
#1
BRAND
Cascade
PLATINUM.
DAWN
GREASE FIGHTING POWER
14
PACS
FRESH
SCENT
CAUTION: IRRITANT. HARMFUL IF SWALLOWED OR PUT IN MOUTH. MAY IRRITATE EYES OR SKIN. KEEP OUT OF REACH OF CHILDREN.
252 g (8.9 OZ)

Innovation

Family Care Portfolio

"3X Cleaner"


6 King Rolls
Rouleaux Roi
NEW!
NOUVEAU!
Bounty
DuraTowel
CLOTH-LIKE
CLEAN
PAPER TOWELS
ESSUIE-TOUT
TOALLAS DE PAPEL

"2X More Absorbent"


6 BIG!
TRES GROS!
=8
Bounty
2X
Absorbs 2X More*
White Blanc

"50% Stronger"


12 BIG!
TRES GROS!
=16
SELECT-A-SIZE
Bounty
Basic
NEW!
NOUVEAU!
DURABLE!
SCRUBBABLE!

Innovation

Sleep Aids Category

*"Not for colds, not for pain, **JUST FOR SLEEP**"*



ZzzQuil
NIGHTTIME SLEEP-AID
24 LiquiCaps
NEW From the makers of VICKS NyQuil®
ZzzQuil™
NIGHTTIME SLEEP-AID
Diphenhydramine HCl
Non-Habit Forming
Not for treating Cold or Flu
See Warnings
24 LiquiCaps®



SLEEP SOUNDLY
NEW From the makers of VICKS NyQuil®
ZzzQuil™
NIGHTTIME SLEEP-AID
Diphenhydramine HCl
Non-Habit Forming
Warming Berry Flavor
Not for treating Cold or Flu
See Warnings
Alcohol 10%
6 FL OZ (177 ml)

Innovation

Hair Care

Leverages a new patented microlight technology


ILLUMINA COLOR
WELLA
ILLUMINA COLOR
WELLA

Innovation

Hair Care

"For hair that acts up to ***10 years younger****"*


PANTENE EXPERT COLLECTION
AgeDefy
CONDITIONER
FIGHTS 7 SIGNS
Breakage
Split Ends
Frizz
Unruly Grays
Lackluster Color
Thin Look
Dryness
AgeDefy
SHAMPOO
ADVANCED+
Keratin Repair
SHAMPOO
Fights Damage
Provides Shine
ADVANCED+
Keratin Repair
CONDITIONER
SPLIT END FUSER
Keratin Repair

Innovation

Hair Care

"***Real*** *salon heritage"*



VIDAL SASSOON
PRO SERIES
VS MOISTURE
ONE MINUTE MASK
VS REPAIR
VOLUME
FOAMING
MOUSSE VOLUMISANTE
VS VOLUME
SHAMPOO
SHAMPOOING
VS MOISTURE
CONDITIONER
REVITALISANT
VS FLEXIBLE HOLD
HAIRSPRAY
FLEXIBLE HOLD
FIJADOR
CONTROL FLEXIBLE
5WN
10
5RR

Innovation

Skin Care Portfolio

"1st Mass total eye care product – designed to give women ***younger, brighter looking eyes*** *in just* ***1 week****"*



COLOR + CORRECTION
CC
CREAM
OLAY
TOTAL effects 7 IN ONE
TONE CORRECTING
MOISTURIZER WITH SUNSCREEN
BROAD SPECTRUM SPF 15
LIGHT TO MEDIUM
OLAY
REGENERIST
OLAY fresh effects
{BB CREAM}
SKIN PERFECTING TINTED MOISTURIZER WITH SUNSCREEN
BROAD SPECTRUM SPF 15
OLAY fresh effects
{BB CREAM}
OLAY fresh effects
{LONG LIVE MOISTURE}
SATIN FINISH LOTION
OLAY fresh effects
{LONG LIVE MOISTURE}

Innovation

Cosmetics Portfolio


clump crusher

“”High gloss color,
no top coat needed”


COVERGIRL
outlast®
stay brilliant
nail gloss I brillo de uñas
vernis à ongles
11 ml (.37 fl oz liq.)


COVERGIRL®
INTRODUCING
P!NK
GO TOPLESS!
color with
built-in topcoat
AS LONG AS A WEEK OF
HIGH GLOSS COLOR!
NO TOP COAT NEEDED!
newoutlast
stay brilliant nail gloss
Nails gone wild! Check out our hot new nail art
at youtube.com/covergirl.
easy breezy beautiful COVERGIRL
PINK's Ombre nails created with Black Diamond, Perfect Penny and Midnight Magic

Innovation

Grooming Portfolio

*"The **best** shave for sensitive skin"*


Gillette Fusion ProGlide
SILVERTOUCH
1 RAZOR/RASOIR/RASURADORA
1 CARTRIDGE/CARTOUCHE/CARTUCHO
NEW NOUVEAU NUEVO
Gillette Fusion ProGlide
SENSITIVE
SHAVE GEL
GEL À RASER
GEL DE AFEITAR
CAUTION/ATTENTION
CONTAINER MAY EXPLODE IF HEATED
CE CONTENANT PEUT EXPLOSER S'IL EST CHAUFFÉ
Gillette MACH3 SENSITIVE
Less Feel of Irritation*
Moins de sensation d'irritation*
Menos sensación de irritación*
POWER AVEC PILE
REFILLABLE REMPLAÇABLE USA CARTUCHOS DE REPUESTO
DURACELL

Innovation

Value Creation


squeeze & sniFF
Downy
UN STOPABLES
in-wash scent booster
375 g (13.2 OZ)


Tide
PODS
spring meadow
1.44 kg (3.17 LB) 51 OZ


Fusion
PROGLIDE
STYLER

Innovation

Value Creation


ZzzQuil
SLEEP SOUNDLY
$7.47
NEED SLEEP?


NEED SLEEP?
ZzzQuil


NEW
ZzzQuil SLEEP-AID
SLEEP SOUNDLY
SO YOU WAKE REFRESHED
ZZZ


ZzzQuil
ZzzQuil SLEEP-AID
ZzzQuil SLEEP-AID


Available Here Daily!
ZZZ
ZzzQuil
SLEEP SOUNDLY
SO YOU WAKE REFRESHED
4.99
5.99
5.99


DEMAND THE EXPERT SECRET TO
HAIR THAT ACTS 10 YEARS YOUNGER
NEW
AGEDEFY
"MY SECRET? I'VE GOT AN EXPERT."
PANTENE EXPERT


always radiant
TAMPAX radiant
REGULAR • RÉGULIER
always radiant infinity
New! Nouveau!

Change Innovation

Portfolio



Number of Change Projects
09/10
10/11
11/12
12/13
13/14
14/15
15/16

Innovation

Geographic Expansions



Productivity

Across all Operations

- Global Business Units
- Market Development Organizations
- Global Business Services
- Corporate Functions



Productivity & Cost Savings
Cost Opportunity by FY'16

~$10 billion Cost Reduction

~$6 bn Cost of Goods Sold

~$1 bn Marketing

~$3 bn Non-Manufacturing Overhead

Productivity & Cost Savings

Cost of Goods Sold

Material Savings


ARIEL

Manufacturing Productivity



Transportation & Warehousing



Materials Savings

$26 billion in spending annually

- $20 billion raw materials
- $6 billion packaging materials

~$1 billion in savings annually from three key areas:

- Supplier localization & synchronization
- Formula and package redesign
- Strategic supplier relationships


2X ULTRA
GAIN
Joyful
Expressions™

Materials Savings

Formula & Package Redesign


Pampers
Baby Dry



Materials Savings
Package Redesign

Proprietary Packaging Disruption

- Annual Savings:
  - >$150 million
  - >$50 million in capital reduction
- Sustainability reductions:
  - >100 million pounds of resin/year
  - >250 million kilowatt hours/year
- Faster time-to-market



Manufacturing Productivity

Localizing Manufacturing

FY '13 & '14 developing market manufacturing start-ups

- New plant start-ups
  - China
  - Nigeria
  - Brazil
  - Indonesia
- New category start-ups
  - Poland
  - India
  - Venezuela
- Capacity increases
  - India
  - EMEA (multiple sites)



Manufacturing Productivity

- 5% annual net productivity improvement
- Enables ~20 new sites in developing markets with no incremental headcount
- Equivalent of 4 plant closures per year
- Up to $1 billion in savings thru FY '16
- **6.5% net productivity improvement through December 31st**



Manufacturing Productivity

Integrated Work Systems

- Cost
- Customer Service
- Process Reliability
- Work Process Improvement
- Quality
- Safety


P&G

Manufacturing Productivity

Family Care



Bounty
ExtraSoft
Extra Doux Extra Suave
Feels & CLEANS like cloth
Bounty
One Sheet Locks in the Mess
Una hoja retiene la suciedad
Bounty
Basic
DURABLE! SCRUBBABLE!
Bounty
QUILTED Napkins
One Napkin, All CLEAN!

Transportation & Warehousing

Quantum Tunnel

- Direct fulfillment of orders from P&G warehouses
- Reduces customer costs while increasing replenishment speed
- P&G eliminates all T&W costs
- Multi-category sites enable further reapplication



Productivity & Cost Savings

Cost of Goods Sold

Material Savings


ARIEL

Manufacturing Productivity



Transportation & Warehousing



FY' 13: $1.2 billion & $1.4 billion stretch

Productivity & Cost Savings

Advertising – Fewer, Bigger Ideas That Travel

Pampers



Productivity & Cost Savings

Investment in Digital




Newsvine
Reddit
RSS
Sharethis
Skype
Tumblr
Twitter
Viddler
Vimeo
Yahoo Buzz
Yelp



facebook

Productivity
& Cost Savings
Best Job Ad

P&G
WORLDWIDE PARTNER



Productivity & Cost Savings

Tide Super Bowl Ad




Tide
NO STAIN IS SACRED
#MIRACLESTAIN
MIRACLESTAIN.COM



Productivity & Cost Savings

Tide Super Bowl Ad

#2 on USA today ad meter; nipped at the post by 0.01 - lowest margin possible

150 million Paid Impressions +

1.15 Billion FREE

impressions in less than 2 days!

First ever organic #1 global trending topic on twitter for Tide (at one point, more then one in top 10 list)


Tide
Official Home of the
MIRACLE STAIN
NO STAIN IS SACRED

Core SG&A Overhead

Objective

- Best-in-class, business-weighted, scale-adjusted Core SG&A % of sales
- 12% to 13% of sales would put P&G 100 to 200 basis points below competitive benchmark

Core SG&A Overhead

- Plan to reduce 5,700 roles by end of FY'13
- Updated Results – have already reduced **5,850** roles by end-January 2013…reached objective 5 months ahead of schedule
- PLUS…additional 2% to 4% annual overhead enrollment reduction from FY'14 to FY'16

Overhead Savings

Global Brand Building Organization

GBU
(Design & Delivery)

MDO
(Operations)

- Global Category Strategy
- Region Business Units
- Local Market Execution

Overhead Savings

Global Finance & Accounting

- "De-dedicated" Product Supply Finance
- Forecast Simplification








Productivity & Organization Transformation

- Organization design-based productivity improvements
- Productivity Council of senior executives with cross-section of responsibilities
  (e.g. GBU, MDO, GBS, Function Heads)



Balancing Productivity Improvement and Growth

- Ultimate objective is VALUE CREATION

- Substantial PRODUCTIVITY opportunity…**AND**…Substantial GROWTH opportunity



Developed Markets

40

Largest and Most Profitable Businesses

Top 40 Focus Markets	Household Care	Beauty & Grooming
United States	7	6
Other Developed	7	7
China	2	4
Other Developing	4	3
Total	**20**	**20**

Developed Markets

% of U.S. Sales In-Line or Growing Value Share


70%
60%
50%
40%
30%
20%
10%
0%
OND 11
JFM 12
AMJ 12
JAS 12
OND 12

US AOS value share thru Dec '12

Developed Markets

Top 20 U.S. Brands In-Line or Growing Value Share



70%
60%
50%
40%
30%
20%
10%
0%
P12M
P3M
P1M

US AOS value share thru Dec '12

Developed Markets

Top 40 Interventions

Country/Category	Value Share		
	P3M	P6M	P12M
U.S. Laundry	+1.2	+0.8	+0.2
U.S. Auto Dish Washing	+1.5	+0.2	-2.6
U.S. Blades & Razors	+1.8	+1.4	+0.4
U.S. Toothpaste	+0.1	0.0	-0.9

US AOS value share thru Dec '12

Developing Markets

Market Growth Potential

+800MM

World population growth by 2020

95%

World population growth in developing markets

+1.4B

Middle class incomes by 2020



Developing Markets

Market Growth Potential

150 Years

For Britain to Double GDP per Capita

50 Years

For U.S. to Double GDP per Capita

Less than 20 Years

For China & India to Double GDP per Capita



Developing Markets

P&G Asia Sales Growth

Asia Sales Up 10X



$15.0B
$4.0B
~$1.5B
1991
2001
2012

Developing Markets

P&G Latin America Sales Growth

Latin America Sales Up 8X


$8.3B
$2.9B
$1.0B
1991
2001
2012

Developing Markets

P&G Central & Eastern Europe, Middle East & Africa

Sales Growth

CEEMEA Sales Up 12X



$12.1B
~$2.5B
<$1.0B
1991
2001
2012

Developing Markets

P&G Sales Progression: 2000 to 2012

12% Sales Growth CAGR Over 12 Years


% of Total Company Sales
80%
20%
$8 bn
62%
38%
$32 bn
Developed
Developing
FY '00
FY '12

Developing Markets

Geographic Expansion since FY '10

+100 new
Category/Country Entries

+$50 billion
in new Markets



Developing Markets

Consumers Served by P&G


Growing by ~200 million consumers per Year
Billions of Consumers
3.2B
3.4B
3.6B
3.8B
FY 09
FY 10
FY 11
FY 12

Developing Markets

Current Footprint & Developing Market Sales


Developed
Developing
38%
62%
32%
68%
37%
63%
54%
46%

	P&G	Unilever	L'Oreal	Colgate
Developing Market Sales	$32B	$22B	$9B	$9B

Developing Markets

Distribution Expansion - India

6 million retail stores

Selling P&G brands

700 Million Indian Consumers

Used at least 1 P&G brand in the last year



NAVY CUT
जय भारत पान विडी शॉप

Developing Markets

Distribution Expansion – China Direct Store Coverage


More than doubled # of covered stores over 3 years
FY 10
FY 11
FY 12
FY 13 E
Stores Covered

Developing Markets

Distribution Expansion – Sub-Saharan Africa

Doubling # of covered stores in the next 3 years


2012
2015
Stores Covered

Developing Markets

Profitable Growth

Top 10 Developing Market After Tax Profit +35%*

Building Profitable Growth through:

- Returns on earlier investments
- Improving Price/Mix
- Localizing Production
- Leveraging Scale

* Based on mid-February fx rates

Top 10 Developing Markets

Marketing Investments*



160%
140%
120%
100%
All Top 10 markets have increased marketing spending over the past 2 years
Market#1
Market#2
Market#3
Market#4
Market#5
Market#6
Market#7
Market#8
Market#9
Market#10

* Constant currency

Profitable Growth

Improving Mix: Russia Blades & Razors

Sales per unit up +42%



FY 09
125 Index
Base
35 Index
25 Index
19%
11%
48%
22%
Disposables
ELS
Mach 3
Fusion
FY 13E
157 Index
160 Index
129 Index
43 Index
38 Index
23%
5%
35%
22%
15%
Disposables
ELS
Mach 3
Fusion
Fusion ProGlide
x
Sales split %

Profitable Growth

Improving Mix: China Baby Care

Sales per unit up +9%



FY 10
102 Index
38%
123 Index
59%
112 Index
3%
Value Tier
Mid Tier
Premium Tier
FY 13E
101 Index
22%
122 Index
70%
156 Index
8%
Value Tier
Mid Tier
Premium Tier
X Volume split %

Profitable Growth

Improving Mix: Brazil Oral Care

Sales per unit up +35%



FY11
Base
50%
123
125 Index
20%
Complete
158 Index
28%
Pro-Health
500 Index
1%
Sensitive
FY13E
100 Index
34%
123
150 Index
30%
Complete/
1234
220 Index
13%
Pro-Health/
Gold
230 Index
21%
3D-White
800 Index
2%
Clinical
Protection
X%
= % of Volume

Profitable Growth: Improving Mix

BRIC Constant $ Price per Unit Growth



FY 10
FY 11
FY 12

Profitable Growth

Localized Manufacturing

Brazil: +4% increase in BT margin



Profitable Growth

Localizing Manufacturing

India: 25% savings in T&W, Duties & Taxes

Nigeria: +10% increase in BT margins



Profitable Growth: Leveraging Scale

Marketing Efficiency


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メダルを
P&G
ママにうれしい
ご褒美キャンペーン


Pampers

Profitable Growth: Leveraging Scale

Non-Manufacturing Overhead – Developing Markets



Sales Per Employee (USD$)
FY 10
FY 11
FY 12

Profitable Growth: Leveraging Scale

Non-Manufacturing Overhead - Brazil



Sales Per Employee (Reales)
FY 09
FY 10
FY 11
FY 12
FY 13E

Profitable Growth: Leveraging Scale

Non-Manufacturing Overhead - India


Sales Per Employee (Rupees)
FY 09
FY 10
FY 11
FY 12
FY 13E

Developing Markets

Growth Plans

Growing the top-line by investing in:

- Geographic expansion
- Base business share growth
- Market Growth
- Innovation

<u>AND</u>

Growing the bottom-line by:

- Improving price-mix
- Localizing production
- Leveraging scale

Strategies

- Maintaining Strong Developing Market Momentum
- Strengthening Core Developed Markets
- Building a Strong Innovation Pipeline
- Improving Productivity



Cascade
Pampers
Downy
Eukanuba
Bounty
Luvs
always
Charmin
ULTRA
STRONG
bounce
Dash
Prilosec
ARIEL
Tide PODS
IAMS
DURACELL
Swiffer
WETJET
ACE

Path to Target EPS Growth Range
High-Single Digits to Low-Double Digits

EPS Growth Algorithm:	
Organic sales growth @ market rate (fully-loaded, constant margins)	+4%
Cost savings & leverage (achieve half-to-all of projected savings)	+6% to +11%
Share repurchase	+2%
= High-side Potential	+12% to +17%
Flex available to hit lower-end of long-term range	(5%) to (8%)
= Lower-end of long-term growth range	+7% to +9%